\                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
          the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               SOURCE MEDIA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ___________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          ___________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ___________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          ___________________________________________________________________

     5)   Total fee paid:
          ___________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ___________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          ___________________________________________________________________

     3)   Filing Party:
          ___________________________________________________________________

     4)   Date Filed:
          ___________________________________________________________________

                              [SOURCE MEDIA LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 28, 1998


To the Stockholders of Source Media, Inc.:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Source Media, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, July 28, 1998, beginning at 9:00 a.m., Dallas time, at the Crowne Plaza Addison, 14315 Midway Road, Dallas, Texas, for the following purposes:

         1. To elect eight directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

         2. To consider and vote upon a proposal to amend the Company's 1995 Performance Equity Plan;

         3. To amend the Company's Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 1,000,000 shares to 1,712,000 shares; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of the Company has fixed June 15, 1998 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The list of stockholders entitled to vote will be available for inspection by any stockholder at the offices of the Company, 5400 LBJ Freeway, Suite 680, Dallas, Texas, during ordinary business hours for ten days prior to the meeting.

         You are cordially invited to attend this meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting, you may vote in person if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Maryann Walsh, Secretary


Dallas, Texas
June 26, 1998

                               SOURCE MEDIA, INC.
                                5400 LBJ FREEWAY
                                   SUITE 680
                              DALLAS, TEXAS  75240

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 28, 1998

                                  INTRODUCTION

         This Proxy Statement is furnished to stockholders of Source Media, Inc., a Delaware corporation, in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on July 28, 1998, or any adjournments thereof (the "Annual Meeting"), and is being mailed with proxies to such stockholders on or about June 26, 1998. Unless the context otherwise requires: (a) all references to the "Company" include Source Media, Inc. and its wholly-owned subsidiaries and (b) all references to the Company prior to June 23, 1995 relate to SMI Holdings, Inc., a Texas corporation (referred to as "Holdings") formerly known as IT Network, Inc.

         Shares represented by proxies in the form enclosed, properly executed by stockholders and returned to the Company, and that are not revoked, will be voted at the Annual Meeting in accordance with the directions given. If no directions are given, the shares will be voted for the election of the nominees for directors and other proposals set forth herein. A proxy may be revoked at any time before it is voted by written notice thereof to the Secretary of the Company or by execution of a subsequently dated proxy.

         As of the date hereof, the Board of Directors knows of no other business that will be presented for action by the stockholders at the Annual Meeting. However, if other proper matters are brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holders.

         Should any nominee named herein for the office of director become unwilling or unable to accept nomination or election, the proxy holders will vote for the election in his place of such other person, if any, as the Board may recommend; however, the Board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected. Each nominee has expressed his intention, if elected, to serve the entire term for which his election is sought.

         The 1997 Annual Report to Stockholders of the Company covering the fiscal year ended December 31, 1997 is being mailed herewith to stockholders. It does not, however, form any part of the material for the solicitation of proxies.

                               VOTING SECURITIES

         The record date for stockholders entitled to notice of, and to vote
at, the Annual Meeting was the close of business on June 15, 1998.   At the
close of business on that date, the Company had issued, outstanding and entitled to vote at the Annual Meeting 11,960,296 shares of Common Stock, $.001 par value (the "Common Stock").

         The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum at the Annual Meeting. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock in the stockholder's name on the record date. Stockholders have no cumulative voting rights.

                        VOTING PROCEDURES AND TABULATION

         The Company will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report thereof. Prior to the Annual Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

         With regard to the election of directors, votes may be cast in favor of, or withheld from, each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on the other proposals to be acted upon and will be counted as present for purposes of determining the existence of a quorum regarding such items of business. Abstentions on such proposals will have the effect of a negative vote.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name have discretionary authority to vote on certain "routine" items even if they have not received instructions from the persons entitled to vote such shares. However, brokers do not have authority to vote on "nonroutine" items without such instructions. Such "broker nonvotes" (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not entitled to vote on any nonroutine matter to be acted upon. For matters requiring the affirmative vote of a plurality of the shares of Common Stock present or represented at the Annual Meeting, broker nonvotes will have no effect on the outcome of the vote. For matters requiring the affirmative vote of a majority of the shares of Common Stock outstanding, broker nonvotes will have the effect of votes against such proposal. For matters requiring the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote, broker nonvotes will not be counted as among the shares entitled to vote with respect to such matters. Thus, the effect of any broker nonvotes on such proposals would be to reduce the number of affirmative votes required to approve the proposals and the number of negative votes required to block such approval.


                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following tabulation sets forth information with respect to each person as of June 1, 1998 who was known to the Company to be the beneficial owner of more than 5% of the Common Stock. Except as noted, each person listed below is believed to have sole voting power and sole investment power with respect to such shares:

                                                                             SHARES               PERCENT
         NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED         OF CLASS
         ------------------------------------                          ------------------         --------
         Timothy P. Peters(1) . . . . . . . . . . . . . . . . . . .           696,531               5.80%
           5400 LBJ Freeway
           Suite 680
           Dallas, TX 75240
         21st Century Communications Partners, L.P.(2)  . . . . . .           635,949               5.05%
           767 Fifth Avenue
           New York, NY  10019
         Freedom Communications, Inc. (3) . . . . . . . . . . . . .           738,094               6.12%
           17666 Fitch
           Irvine, CA  92714
         Pecks Management Partners, Ltd. (4)  . . . . . . . . . . .         1,250,000               9.48%
           One Rockefeller Plaza, Suite 900
           New York, NY 10020

----------

(1) Includes 51,404 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(2) Includes 635,949 shares of Common Stock issuable upon exercise of exercisable warrants. See "Security Ownership of Management" for certain information regarding Michael J. Marocco and Barry Rubenstein, directors of the Company.

(3) Includes 100,000 shares of Common Stock issuable upon exercise of exercisable warrants.

(4) Consists of shares of Common Stock issuable upon exercise of exercisable warrants. Beneficial ownership of such shares was reported in a Schedule 13G dated January 27, 1998 filed with the SEC by Pecks Management Partners, Ltd. ("Pecks"). In its Schedule 13G, Pecks reports that the shares for which it reports beneficial ownership are owned by four investment advisory clients of Pecks, which clients receive dividends and the proceeds from the sale of such shares. See "Security Ownership of Management" for certain information regarding Robert J. Cresci.

SECURITY OWNERSHIP OF MANAGEMENT

      The following tabulation sets forth information with respect to the beneficial ownership of Common Stock as of June 1, 1998 (except as noted for Mr. Pate) by each director of the Company, each nominee for director of the Company, each executive officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement and all executive officers and current directors of the Company as a group.

NAME                                                            SHARES BENEFICIALLY OWNED      PERCENT OF CLASS
----                                                            -------------------------      ----------------
Directors and Nominees for Director
Timothy P. Peters(1)(N) . . . . . . . . . . . . . . . . . . . . .          696,531                   5.80%
John J. Reed(2)(N)  . . . . . . . . . . . . . . . . . . . . . . .          246,095                   2.05%
James L. Greenwald(3)(N)(C) . . . . . . . . . . . . . . . . . . .            6,000                   *
Michael J. Marocco(4)(N)  . . . . . . . . . . . . . . . . . . . .          965,726                   7.48%
Robert H. Alter(5)(C) . . . . . . . . . . . . . . . . . . . . . .            3,000                   *
Robert J. Cresci(6)(A)  . . . . . . . . . . . . . . . . . . . . .        1,253,000                   9.48%
Barry Rubenstein(7) . . . . . . . . . . . . . . . . . . . . . . .        1,079,627                   8.29%
Michael S. Willner(8) . . . . . . . . . . . . . . . . . . . . . .           15,000                   *
Executive Officers (excluding any directors
  named above)
W. Scott Bedford(9) . . . . . . . . . . . . . . . . . . . . . . .          499,218                   4.16%
Daniel D. Maitland(10)  . . . . . . . . . . . . . . . . . . . . .           56,666                   *
W. Thomas Oliver(11)  . . . . . . . . . . . . . . . . . . . . . .          185,000                   1.52%
Michael G. Pate(12) . . . . . . . . . . . . . . . . . . . . . . .           33,424                   *
All current directors and executive
  officers as a group (12 persons)  . . . . . . . . . . . . . . .        4,230,843                  28.71%

----------

(A) Member of the Audit Committee.
(C) Member of the Compensation Committee.
(N) Member of the Nominating Committee.
 *  Less than one percent

(1) Includes 51,404 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(2) Includes 50,114 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(3) Includes 6,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(4) Includes (i) 9,675 shares of Common Stock issuable upon exercise of exercisable warrants and (ii) 6,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days. Through an affiliate, Mr. Marocco is a general partner of Sandler Capital Management, which through an affiliate is managing general partner of 21st Century Communications Partners, L.P., 21st Century Communications T-E Partners, L.P. and 21st Century Communications Foreign Partners, L.P. Accordingly, also includes
     (iii) 635,949 shares of Common Stock issuable upon exercise of exercisable warrants held by 21st Century Communications Partners, L.P., (iv) 216,374 shares of Common Stock issuable upon exercise of exercisable warrants held by 21st Century Communications T-E Partners, L.P., and (v) 85,615 shares of Common Stock issuable upon exercise of exercisable warrants held by 21st Century Communications Foreign Partners, L.P.

(5) Includes 3,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(6) Includes 1,250,000 shares of Common Stock issuable upon the exercise of exercisable warrants held by four funds for which Pecks serves as investment advisor. Mr. Cresci is a Managing Director of Pecks, but disclaims beneficial ownership in all such shares. Also includes 3,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(7) Includes (i) 16,125 shares of Common Stock issuable upon exercise of exercisable warrants. Mr. Rubenstein is a general partner of Woodland Partners, L.P. Accordingly, also includes (ii) 101,875 shares of Common Stock issuable upon exercise of exercisable warrants held by Woodland Partners, L.P. as to which he disclaims beneficial ownership except to the extent of his pecuniary interest. Mr. Rubenstein is an officer and shareholder of Infomedia Associates, Ltd. which is one of the general partners of 21st Century Communications Partners, L.P., 21st Century Communications T-E Partners, L.P. and 21st Century Communications Foreign Partners, L.P. Accordingly, also includes (iii) 635,949 shares of Common Stock issuable upon exercise of exercisable warrants held by 21st Century Communications Partners, L.P., (iv) 216,374 shares of Common Stock issuable upon exercise of exercisable warrants held by 21st Century Communications T-E Partners, L.P., and (v) 85,615 shares of Common Stock issuable upon exercise of exercisable warrants held by 21st Century Communications Foreign Partners, L.P.

(8) Includes 15,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(9) Includes 31,781 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(10) Includes 56,666 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(11) Includes 185,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(12) Mr. Pate resigned effective November 21, 1997. Beneficial ownership shown for Mr. Pate is as of November 21, 1997, the most recent date for which the Company has such information.


                         ITEM 1.  ELECTION OF DIRECTORS

      The business and affairs of the Company are managed by its Board of Directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Bylaws of the Company provide that the number of directors may be fixed from time to time by the Board of Directors. The Board of Directors has determined that the number of directors constituting the Board shall be fixed at eight. Accordingly, at the Annual Meeting eight directors will be elected.

      Directors are elected by plurality vote, and cumulative voting is not permitted. All duly submitted and unrevoked proxies will be voted for the nominees for director selected by the Board of Directors, except where authorization so to vote is withheld. The Board recommends that stockholders vote FOR the election of such nominees. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Directors are elected to serve until the next Annual Meeting of stockholders and until their successors have been elected and qualified.

      The nominees of the Board for Directors of the Company are named below. Each of the nominees has consented to serve as a director if elected. The table below sets forth certain information with respect to the nominees. All the nominees are presently directors of the Company and have served continuously as directors since the date of their first election to the Board.

      The Board of Directors' nominees for the office of director are as follows:

      Timothy P. Peters, age 41, has served as a director of the Company since its inception in 1988, as President from inception through May 1996, and was elected Chief Executive Officer in December 1992 and Chairman of the Board in August 1994. In 1986, Mr. Peters founded Information Express, Co., an operator-assisted Yellow Pages company that served the Denver area, where he acted as a Vice President from 1986 to 1988. From 1979 to 1986 Mr. Peters served as Regional Manager for Penn Central Telecommunications Company.

      John J. Reed, age 40, has served as a director of the Company since its inception in 1988 and as President of the Company since 1996. From 1990 through 1996, Mr. Reed served in various positions with the Company, including Executive Vice President of Strategic Development and Executive Vice President of Sales and Marketing. Mr. Reed was Chairman of the Board of Interactive Channel Technology, Inc. ("ICTI"), formerly known as Cableshare, Inc., from November 1991 to October 1993, before the Company acquired all the outstanding shares of ICTI. From 1986 to 1989, Mr. Reed was President of Reed & Associates, a Dallas-based real estate brokerage and professional service firm, of which he was the sole shareholder. Mr. Reed has conducted business through this firm from time to time since 1989.

      Michael J. Marocco, age 39, has served as a director of the Company since May 1996. Mr. Marocco is a Managing Director of Sandler Capital Management ("Sandler") and has been associated with Sandler since April 1989. Prior to that, Mr. Marocco was a vice president at Morgan Stanley & Co., Incorporated where he was involved in raising capital and merger and acquisition transactions. Mr. Marocco serves as a director of Mentus Media Corp. and numerous private companies involved in cable television, advertising and cellular telephone industries.

      James L. Greenwald, age 71, has served as a director of the Company since May 1996. Mr. Greenwald has served as chairman emeritus of Katz Media Corporation ("Katz"), a communications representative firm, since August 1995. Mr. Greenwald joined Katz in 1956 and has held various positions, including President of the radio division from 1965 through 1970, Executive Vice President from 1970 through 1975, President from 1975 through 1982 and Chairman of the Board of Directors and Chief Executive Officer from 1975 through 1994. Mr. Greenwald is a director of Granite Broadcasting Company and the Young Adult Institute, an honorary trustee of the Foundation of American Women in Radio and Television and past president of the International Radio and Television Foundation and the Station Representatives Association.

      Robert H. Alter, age 69, has served as a director of the Company since May 1997. Mr. Alter has served as the President of Alter Associates, Inc., a domestic and international television consulting firm, since its founding in 1992. Mr. Alter is currently vice-chairman and director of Cabletelevision Advertising Bureau, with which he held the position of founding president and chief executive officer from 1981 to 1991. From November 1991 through December 1992, he was a senior advisor to the Board of Star TV in Hong Kong. From 1958 through 1981, he was employed with the Radio Advertising Bureau, where his last position was that of Executive Vice President. Mr. Alter is a director of International Post, Ltd., AdCom, Inc., The Taft Institute of Government, The International Council of the National Academy of Television Arts and Science and The Young Adult Institute and Mentor.

      Robert J. Cresci, age 54, has served as a director of the Company since May 1997. Mr. Cresci has been a Managing Director of Pecks, an investment management firm, since September 1990. Mr. Cresci serves as a director of Bridgeport Machines, Inc., EIS International, Inc., Sepracor, Inc., Arcadia Financial, Ltd., Hitox, Inc., Garnet Resources Corporation, HarCor Energy, Inc., Meris Laboratories, Inc., Film Roman, Inc., Educational Medical, Inc., Castle Dental Centers, Inc., Candlewood Hotel Co., Inc., SeraCare, Inc. and several private companies.

      Barry Rubenstein, age 54, has served as a director of the Company since September 1997. In 1994, Mr. Rubenstein co-founded the 21st Century partnerships, of which he is presently a principal. In 1992, Mr. Rubenstein co-founded Applewood Associates, L.P., of which he is presently a principal. Prior to 1992, Mr. Rubenstein was a founder of or founding consultant to Applied Digital Data Systems, Inc., Novell, Inc., and Cheyenne Software, Inc. From 1983 to 1987, Mr. Rubenstein held various positions with Cheyenne Software, Inc., including President, Chief Executive Officer, Director and Chairman of the Board. Mr. Rubenstein is a director of or advisor to Infonautics Corporation, Millwood Press and several private technology companies.

      Michael S. Willner, age 46, has served as a director of the Company since April 1998. Mr. Willner is President and Chief Executive Officer of Insight Communications, a company he co-founded in 1985. Mr. Willner presently serves on the boards of NTL Incorporated, the National Cable Television Association and C-SPAN.


            ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

BOARD MEETINGS AND COMMITTEES

      The Board of Directors of the Company held ten meetings during 1997. Each director attended 75% or more of the Board meetings and the meetings of the Committees on which they serve. The Audit Committee of the Company recommends independent auditors to the Board and reviews the scope and results of audits conducted and the Company's internal control procedures. The Audit Committee held two meetings during 1997. The Nominating Committee of the Company, created in 1997, recommends nominees for Board of Directors positions to the Board. The Nominating Committee held one meeting during 1997. See "Item 1. Executive Compensation - Report of Compensation Committee on Executive Compensation" for a discussion regarding the membership, scope of authority and report of the Company's Compensation Committee.

DIRECTOR COMPENSATION

      Directors of the Company who are not full-time employees are paid a retainer of $2,500 per fiscal quarter and $1,000 for each meeting of the Board of Directors and of any Committee thereof that they attend (so long as the Committee meeting is not on the same day as a Board of Directors meeting), or $500 for each telephonic meeting in which they participate and are reimbursed for travel and related expenses incurred in connection with attendance at Board and Committee meetings. See "Executive Compensation - Compensation Committee Interlocks and Insider Participation." Pursuant to the 1995 Nonqualified Stock Option Plan for Non-Employee Directors, during 1997 each non-employee director of the Company was granted an option to purchase 3,000 shares of Common Stock, with an exercise price of $5.91, the fair market value of a share of Common Stock on the date of grant (based on a trailing five-day average).

      In certain instances, directors of the Company who are not full-time employees may be engaged by the Board of Directors to participate in projects for the benefit of the Company. In such instances, the Board of Directors has authorized payment to those directors at a rate of $125 per hour, up to a maximum of $1,000 per day, in addition to reimbursement of expenses incurred in the performance of services.

                             EXECUTIVE COMPENSATION

      The Compensation Committee Report appearing below and the information presented herein under the caption "Executive Compensation -- Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules, except for the required disclosure herein, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or under the Securities Act of 1933 (the "Securities Act").

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee of the Board of Directors (the "Compensation Committee") are currently Robert H. Alter and James L. Greenwald, both of whom became members of the Compensation Committee on May 21, 1997.
John F. Baring was a member of the Compensation Committee from January 1, 1997 until April 28, 1997, the effective date of Mr. Baring's resignation from the Company's Board of Directors. Alan M. Flaherty was a member of the Compensation Committee until May 21, 1997.

       Mr. Baring is a principal of Hackman, Baring & Co., Incorporated, which has provided financial and investor relations consulting services to the Company. On July 13, 1995, the Company entered into an agreement with Hackman, Baring & Co., Incorporated, a stockholder of the Company owned equally by Rhodric C. Hackman and Mr. Baring, whereby Hackman, Baring & Co., Incorporated was engaged to act as advisor to the Company in connection with investor relations. In connection with this agreement, the Company agreed to pay to Hackman, Baring & Co., Incorporated a monthly retainer of $2,500. This obligation to pay a monthly retainer of $2,500 terminated in April 1997.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

To the Stockholders of
Source Media, Inc.:

      The Compensation Committee establishes the level of compensation of the executive officers of the Company, administers the Annual Management Incentive Plan and administers the Company's stock option plans. The Compensation Committee held three meetings during 1997.

GENERAL

      The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate competitive levels of annual base compensation with bonuses based upon corporate performance and individual goals and initiatives. This annual cash compensation, together with the payment of equity-based incentive compensation, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and managers participate in the Company's incentive compensation plans.

      In establishing executive compensation, the Compensation Committee neither bases its decisions entirely on quantitative relative weights of various factors, nor does it follow a mathematical formula. Rather, the Compensation Committee exercises discretion and makes judgments after considering all factors that it considers relevant, including industry compensation information, individual performance, level of responsibility, and the achievement of certain objective targets relating to the Company's operating and financial performance. In making its decisions about 1998 compensation, the Compensation Committee also considered a comparative study prepared for the Company by Coopers & Lybrand LLP in 1996. Coopers & Lybrand provided data extrapolated from its survey of executive compensation at approximately 27 telecommunications and 11 cable companies. Companies chosen for comparison purposes in the compensation survey did not include all the companies in the peer group indices in the performance graphs included in this Proxy Statement. The Compensation Committee believes that the pool of executive talent for the Company comes from a broader group of companies than those comprising the peer groups established for comparing stockholder returns. The Coopers & Lybrand data indicated that total compensation of all the executive officers, including the chief executive officer, was below the range for executives holding similar positions at other companies in the study.

CASH COMPENSATION

      Base Salary. The base salaries of executive officers of the Company are reviewed periodically by the Compensation Committee. Salaries are based generally on consideration of factors such as the Company's performance and financial condition, competitive conditions, general economic conditions and cost of living increases. The Compensation Committee's evaluation of these factors is subjective, with no particular weight being assigned to any one factor. In March 1996, the Compensation Committee adjusted base salaries for each of the executive officers on an individual basis. Effective April 1, 1996, Mr. Peters' base salary was increased to $225,000 per year, and the salaries of the Company's other executive officers were increased by an average of 60%. These compensation adjustments were made to align the cash compensation of the Company's executive officers more closely with executive officers in other companies in the Coopers & Lybrand study. Base salaries for each of the executive officers, including the chief executive officer, were not adjusted during 1997.

      Bonuses. The Compensation Committee believes that linking a substantial portion of executive officer cash compensation to Company operating and financial performance provides a meaningful incentive to such officers to enhance Company performance. Accordingly, an integral part of executive officer cash compensation is the use of cash bonuses under the Company's Annual Management Incentive Plan. The majority of the bonus payments depends on achievement of corporate and individual goals, which are established both annually and quarterly to reflect those elements of Company performance that the Compensation Committee deems of special significance in a particular period, and the competitive environment in which the Company operates. The remaining portion of the bonus may be paid at the discretion of the Compensation Committee.

STOCK OPTIONS

      The executive officers are also granted stock options under the Company's stock option plans. The timing of such grants is determined by the Compensation Committee based upon market conditions affecting the price of the Company's Common Stock and other factors. The size of the overall option pool to be awarded in any year is determined by the Compensation Committee based on such factors as Company performance and the dilutive impact of such grants. Grants to individual executive officers are based on the Compensation Committee's evaluation of their performance and their contribution to the long-term performance of the Company. The Compensation Committee's evaluation of these factors is subjective with no particular weight being assigned to any one factor. During 1997, stock options for 12,500 shares of Common Stock were granted to Mr. Peters, and stock options for an aggregate of 79,000 shares of
Common Stock were granted to other executive officers.   In January 1998, the
Compensation Committee granted stock options for 212,500 shares of Common Stock to Mr. Peters and stock options for an aggregate of 439,000 shares of Common Stock to other executive officers. Of such grants, the vesting of stock options for 200,000 shares granted to Mr. Peters and 410,000 shares granted to other executive officers may be accelerated by attainment of certain targets for the market price of Common Stock. There are not enough shares remaining under the Company's option plans to cover all of the Company's most recent option grants. The Company is seeking the approval of its stockholders at the annual meeting of an amendment to the 1995 Performance Equity Plan that would, among other things, increase the number of shares authorized for issuance under such plan to an amount sufficient to allow such options. As a result, such options are, in effect, subject to stockholder approval. See "Item 2. Proposal to Approve the Amendments to the 1995 Performance Equity Plan--Reasons for the Amendments to the Equity Plan."

                                       COMPENSATION COMMITTEE

                                       Robert H. Alter
                                       James L. Greenwald

COMPARISON OF STOCK PRICE PERFORMANCE

      On June 23, 1995, Holdings merged (the "Merger") into a wholly-owned subsidiary of HBAC. HBAC was formed as a Delaware corporation in January 1993 for the purpose of acquiring a company in the communications industry. In connection with the Merger, HBAC changed its name to Source Media, Inc. Because HBAC was engaged in an activity substantially different than the activities of Source Media Inc., two stock price performance comparisons follow. In addition, in December 1995, in connection with its public offering of Common Stock, the Common Stock was included in the Nasdaq Stock Market's National Market.

Post-Merger Performance Graph

      The following graph and table compare cumulative total return of the Company's Common Stock (listed in the graph and table under the symbol "SRCM") with the cumulative total return of (i) the Total Return Index for The Nasdaq Stock Market ("Nasdaq Index") and (ii) the Total Return Index for The Nasdaq Telecommunication Stocks ("Telecom Index"). The graph and table assume $100 was invested on June 23, 1995 (the date of the Merger) in each of the Company's Common Stock, the Nasdaq Index and the Telecom Index, and the reinvestment of dividends. The stockholder return shown is not necessarily indicative of future stock performance.


                                    [GRAPH]



                    6/23/95    6/30/95    12/31/95   6/30/96    12/31/96   6/30/97    12/31/97
                    -------    -------    --------   -------    --------   -------    --------
SRCM                 100.00     100.00      86.90      89.29      65.48      95.24      83.33

Telecom Index        100.00     104.25     119.30     129.42     121.95     142.33     180.19

Nasdaq Index         100.00      99.44     112.78     127.68     138.72     155.32     170.31

Pre-Merger Performance Graph

      The following graph and table compare cumulative total return of HBAC's common stock (listed in the graph and table under the symbol "HBAC") with the cumulative total return of (i) the Standard & Poor's Midcap 400 Index ("S&P Index") and (ii) an industry peer group index consisting of four publicly held Special Purpose Acquisition Corporation's (SPAC(sm)) ("SPAC Index"). The graph and table assume $100 was invested on June 30, 1993 (the day HBAC's common stock was first traded on the OTC Bulletin Board) in each of HBAC common stock, the S&P Index and the SPAC Index, and the reinvestment of dividends, through June 23, 1995, the date of the Merger.

                                    [GRAPH]


                    6/30/93   9/30/93    12/31/93   3/31/94   6/30/94    9/30/94    12/31/94  3/31/95    6/23/95
                    -------   -------    --------   -------   -------    -------    --------  -------    -------
HBAC                 100.00    100.00     100.00      97.37    96.05      102.63     100.00    110.53     110.53

SPAC Index           100.00     96.20      96.80     101.80    95.60      101.80      98.20     98.40      98.00

S&P Index            100.00    104.57     106.76     102.21    97.98      104.07     100.85    110.33     118.74

SUMMARY COMPENSATION TABLE

      The following summary compensation table sets forth the annual compensation paid or accrued, together with the number of shares covered by options granted, to the Company's Chief Executive Officer and the four other highest paid executive officers in 1997 (the "named executive officers") for the years indicated:

                                                                               LONG TERM
                                         ANNUAL COMPENSATION(1)               COMPENSATION
                                   ----------------------------------      ------------------
                                                                              COMMON STOCK
NAME AND PRINCIPAL POSITION        YEAR         SALARY        BONUS        UNDERLYING OPTIONS
---------------------------        ----       ----------   ----------      ------------------

Timothy P. Peters                  1997       $  225,000   $  132,656             12,500
Chairman of the Board and          1996          200,580       27,323             75,000
Chief Executive Officer            1995          125,000       56,121              7,554

John J. Reed                       1997       $  210,000   $   44,012             38,000
President                          1996          189,330       21,210             70,000
                                   1995          125,000       39,854              7,097

W. Scott Bedford                   1997       $  210,000   $  107,120             10,000
Chief Financial Officer            1996          189,330       23,607             70,000
and Treasurer                      1995          125,000       43,604              7,097

Daniel D. Maitland (2)             1997       $  170,000   $  105,002              5,000
Executive Vice President           1996               --           --             60,000 (3)
                                   1995               --           --                 --

W. Thomas Oliver (4)               1997       $  250,000   $   37,856             25,000
Executive Vice President           1996          140,224       12,375            225,000
                                   1995               --           --                 --

Michael G. Pate (5)                1997       $  183,333   $  100,406                 --
former Chief Financial Officer     1996          181,610       28,292            150,000
and Treasurer                      1995          125,000       50,007              1,331

----------

(1) Amounts earned in a year but deferred at the election of the Company to a subsequent year have been included in the year in which the amounts were paid. Amounts earned under the Company's Annual Management Incentive Plan in each year presented are included for the relevant year.

(2) Mr. Maitland was elected as an Executive Vice President of the Company in September 1997. Mr. Maitland agreed in November 1996 to become President of the Company's telephone division and began serving as such in January 1997. During 1996, Mr. Maitland served as a consultant to the Company, for which he was paid $88,125 in compensation.

(3) Mr. Maitland was awarded these options in November 1996 shares in connection with his acceptance of full-time employment with the Company.

(4) Mr. Oliver was elected as an Executive Vice President of the Company in September 1997. Mr. Oliver became employed by the Company in June 1996, as President of its interactive television division.

(5)   Mr. Pate resigned effective November 21, 1997.

      No individual named above received perquisites or non-cash compensation during any of the years indicated exceeding the lesser of $50,000 or an amount equal to 10 percent of such person's annual salary and bonus.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

      The following table sets forth, with respect to all options granted during the Company's 1997 fiscal year to each of the Company's named executive officers: (i) the number of shares of Common Stock covered by such options,
(ii) the percent that such options represent of total options granted to all Company employees during the 1997 fiscal year, (iii) the exercise price, (iv) expiration date, and (v) the potential realized value at the assumed annual rates of stock price appreciation of 5% and 10% compounded over the term of the option. To date, the Company has granted no stock appreciation rights ("SARs").

                                                                                 POTENTIAL
                                   PERCENT OF                                REALIZED VALUE AT
                                     TOTAL                                     ASSUMED ANNUAL
                       NUMBER       OPTIONS                                   RATES OF STOCK
                      OF SHARES    GRANTED TO                               PRICE APPRECIATION
                      UNDERLYING    EMPLOYEES     EXERCISE                  FOR OPTION TERMS (2)
                       OPTIONS      IN 1997        PRICE     EXPIRATION    ---------------------
NAME                  GRANTED(1)   FISCAL YEAR   PER SHARE      DATE          5%           10%
--------------------  ----------   -----------   ---------   ----------    --------     --------
 Timothy P. Peters      12,500        3.5%       $    6.41    05/21/03     $ 98,035     $203,566

 John J. Reed           10,000        2.8%       $    6.41    05/21/03     $ 78,428     $162,852
                        25,000        7.1%       $    8.25    12/15/07     $150,071     $361,131

 W. Scott Bedford       10,000        2.8%       $    6.41    05/21/03     $ 78,428     $162,852

 Daniel D. Maitland      5,000        1.4%       $   11.00    11/21/07     $ 16,264     $ 58,476

 W. Thomas Oliver       25,000        7.1%       $    8.25    12/15/07     $150,071     $361,131

 Michael G. Pate(3)         --         --               --          --           --           --

------------

(1) All options were granted at or above fair market value on the date of grant.

(2) The assumed 5% and 10% rates of stock price appreciation are specified by the proxy rules and do not reflect expected appreciation. The amount shown represents the assumed value of the stock options (less exercise price) at the end of the ten year period beginning on the date of grant and ending on the option expiration date. For a ten-year period beginning December 31, 1997, based on the closing price on The Nasdaq Stock Market's National Market of the Common Stock of $8.75 on such date, a share of the Common Stock would have a value on December 31, 2007 of approximately $14.25 at an assumed appreciation rate of 5% and approximately $22.70 at an assumed appreciation rate of 10%.

(3)   Mr. Pate resigned effective November 21, 1997.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

      The following table sets forth for each of the named executive officers of the Company: (i) the number of shares of Common Stock acquired upon exercise of options during fiscal year 1997; (ii) the net aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 1997; and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 1997. To date, the Company has issued no SARs.

                                                                     NUMBER OF SHARES                  VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                              SHARES                                DECEMBER 31, 1997                   DECEMBER 31, 1997
                             ACQUIRED         VALUE           ------------------------------     ------------------------------
NAME                       ON EXERCISE       REALIZED         EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
--------------------       -----------     -------------      -----------      -------------     -----------     -------------
 Timothy P. Peters                  --                --            5,571             91,499              --     $      64,500

 John J. Reed                       --                --            5,114            108,999              --     $      68,800

 W. Scott Bedford                   --                --            5,114             83,999              --     $      56,300

 Daniel D. Maitland                 --                --           40,000             25,000     $    16,000     $       8,000

 W. Thomas Oliver                   --                --           75,000            175,000              --     $       1,250

 Michael G. Pate (1)            32,943     $      53,113               --                 --              --                --

----------

(1)   Mr. Pate resigned effective November 21, 1997.


                              CERTAIN TRANSACTIONS

      In June 1993, John Reed, President and a director of the Company, exercised an option he had received in 1989 to purchase an aggregate of 70,546 shares of common Stock at an aggregate price of $50,000, or approximately $0.71 per share. Mr. Reed paid for the shares by delivering to the company a nonrecourse promissory note in the original principal amount of $50,000, bearing interest at a rate of 10% per annum with all principal and interest payable in May 1995. This note was cancelled and replaced by a similar note dated December 1, 1993 in the principal amount of $52,083, and the shares of Common Stock were reissued as of such date. As of May 1995, the repayment date was extended to May 31, 1997. Effective May 15, 1997, the repayment date was extended to May 31, 1999. On February 20, 1998, the note was amended to prohibit prepayment and to prevent further extensions. As of March 31, 1998, the aggregate principal and accrued interest outstanding was $73,759.

      Robert J. Cresci, a director of the Company, is a Managing Director of Pecks Management Partners Ltd., investment advisor to four of the lenders to the Company under the senior secured notes issued in April 1997. The outstanding balance of the senior secured notes, including accrued interest, held by funds managed by Pecks Management Partners Ltd. as of October 23, 1997 was $10.7 million. The Company used proceeds from its 12% Senior Secured Notes and 13 1/2% Senior PIK Preferred Stock to repay those notes.

                        ITEM 2.  PROPOSAL TO APPROVE THE
                 AMENDMENTS TO THE 1995 PERFORMANCE EQUITY PLAN

      At the Annual Meeting, holders of Common Stock will also be asked to consider and approve the adoption of amendments (i) to increase from 1,400,000 to 1,975,000 the number of shares of Common Stock reserved for issuance under the Company's 1995 Performance Equity Plan (the "Equity Plan") and (ii) to delete the provision in the Equity Plan requiring a six-month holding period (measured from the date of grant) for equity securities and options granted pursuant to the Equity Plan and for equity securities underlying such options. These amendments were adopted, subject to stockholder approval, by the Board of Directors on June 10, 1998. The following is a summary of the terms of the Equity Plan, as amended, which is qualified in its entirety by reference to the complete text of the Equity Plan attached to this Proxy Statement as Exhibit A.

REASONS FOR THE AMENDMENTS TO THE EQUITY PLAN

      As of June 1, 1998, there were outstanding stock options under the Equity Plan covering 1,765,558 shares of Common Stock, no shares remained available for future awards under the Equity Plan, and, as discussed below, an insufficient number of shares of Common Stock were available under the Equity Plan to cover the full exercise of outstanding options. The purpose of the proposal to increase the number of shares reserved for issuance under the Equity Plan is to allow Source Media, Inc. and its present and future subsidiaries to attract, retain and motivate employees, officers and consultants. The Company anticipates that it will desire to issue additional options or other rights to acquire shares of Common Stock to attract and retain personnel to facilitate the continued development and expansion of Interactive Channel and the growth and expansion of IT Network.

      Effective January 2, 1998, the Compensation Committee authorized the granting of an aggregate of 806,400 stock options under the Equity Plan (the "1998 Options"), and an aggregate of 798,800 of such stock options were in effect as of June 1, 1998. The timing of the vesting of the 1998 Options is determined by attainment of certain targets for the market price of Common Stock. Attainment of a particular target occurs when the daily average of the last bid and ask price of Common Stock quoted on the Nasdaq Stock Market before market close exceeds a certain price for each of twenty days in any consecutive
twenty-five day period (a "Share Price Level").   The 1998 Options in effect as
of June 1, 1998 vest in accordance with attainment of targets based on the following Share Price Levels:

                                      Share Price     Aggregate Number of Shares
            Share Price Level I          $11.00                197,200
            Share Price Level II         $14.00                200,534
            Share Price Level III        $17.00                200,533
            Share Price Level IV         $20.00                200,533

      The target for Share Price Level I was attained on March 12, 1998, and the target for Share Price Level II was attained on May 4, 1998. From the date a Share Price Level is achieved, the applicable 1998 Options become exercisable one-third each year, beginning on such achievement date, but in no event shall a 1998 Option become exercisable less than six months from the grant date.

      The 1998 Options have an exercise price of $8.6875 per share and expire ten years from the date of grant. At the close of market on December 31 of each year, the 1998 Options that have not yet vested because a Share Price Level was not attained during such year shall be rolled forward to the next year. Any 1998 Options granted but not yet vested on December 31 six years after the date of grant shall be immediately vested at the original exercise price.

      The full exercise of the 1998 Options would require 317,958 more shares of Common Stock than are available under the Equity Plan. In addition, grants of an aggregate of 20,000 stock options under the Equity Plan have been made subsequent to the 1998 Options. The agreements governing the 1998 Options and subsequent options provide that such options are granted pursuant to and subject to the Equity Plan. Thus, that portion of the 1998 Options for which there are insufficient shares of Common Stock reserved, as well as the subsequent stock option grants, are effectively subject to shareholder approval of the proposal to increase the number of shares reserved for issuance.

                               NEW PLAN BENEFITS

      The following table sets forth certain information concerning the 1998 Options granted under the Equity Plan and in effect as of June 1, 1998 to the executive officers named below, to all current executive officers who are employees of the Company as a group, to all non-executive directors (i.e., outside directors) as a group, and to all employees who are not executive officers as a group.

                                                   NUMBER OF SHARES UNDERLYING 1998 OPTIONS
                                     ---------------------------------------------------------------------
NAME AND POSITION                    SHARE LEVEL I     SHARE LEVEL II    SHARE LEVEL III    SHARE LEVEL IV
-----------------                    -------------     --------------    ---------------    --------------
Timothy P. Peters,                          50,000             50,000             50,000            50,000
Chairman of the Board and
Chief Executive Officer

John J. Reed, President                     15,000             15,000             15,000            15,000

W. Scott Bedford,                           25,000             25,000             25,000            25,000
Chief Financial Officer
and Treasurer

Daniel D. Maitland,                         25,000             25,000             25,000            25,000
Executive Vice President

W. Thomas Oliver,                           15,000             15,000             15,000            15,000
Executive Vice President

Michael G. Pate,                                --                 --                 --                --
former Chief Financial Officer
and Treasurer

Executive Group                            152,500            152,500            152,500           152,500

Non-Executive Director Group                    --                 --                 --                --

Non-Executive Officer,                      44,700             48,034             48,033            48,033
  Employee Group


      In addition to the 1998 Options, options for an aggregate of 20,000 shares at an exercise price of $16.6875 per share have been granted to non-executive officer employees since January 2, 1998. Such options are also effectively subject to shareholder approval of the proposal to increase the number of shares reserved for issuance.

      The deletion of Section 5.1(a) of the Equity Plan will remove the requirement that any equity security granted pursuant to the Equity Plan must be held for six months from the date of grant or, in the case of an option, that at least six months elapse from the date of acquisition of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security. This provision was included in the Equity Plan to comply with Securities and Exchange Commission rules which have subsequently been amended.

DESCRIPTION OF EQUITY PLAN AS CURRENTLY IN EFFECT

      On March 11, 1995, the Board of Directors of the Company adopted the Equity Plan. At the 1997 Annual Meeting, the holders of Common Stock approved amendments to the Equity Plan to increase from 900,000 to 1,400,000 the number of shares of Common Stock reserved for issuance under the Equity Plan and to allow awards to be granted to employees of the Company's subsidiaries. The Equity Plan, as amended, provides for the grant of options to purchase up to 1,400,000 shares of Common Stock to employees, officers and consultants of Source Media, Inc. and any of its present or future subsidiaries owned 50% or more by Source Media, Inc. or, with respect to a lower-tier subsidiary, by a subsidiary of Source Media, Inc. Pursuant to the

Equity Plan, awards of (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) deferred stock, (v) stock reload options and/or (vi) other stock-based awards (collectively, "Awards") may be made. The Committee administering the Equity Plan may determine the specific type of Awards to be granted (e.g., stock option and restricted stock), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards.

      Any equity security granted pursuant to the Equity Plan must be held for six months from the date of grant or in the case of an option, at least six months must elapse from the date of acquisition of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security. In the event of a "change of control," as defined in the Equity Plan, any option not then otherwise exercisable will immediately become exercisable in full. Options generally expire 10 years after the date of grant. As of June 1, 1998, there were options outstanding under the Equity Plan to purchase 1,765,558 shares of Common Stock at a weighted average exercise price of $9.05.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of the United States Federal income tax consequences to the Company and individuals receiving Awards under the Equity Plan. The following summary is based upon an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States Federal income tax consequences, and the tax consequences to individuals participating in the Equity Plan may be either more or less favorable than those described below depending on their particular circumstances.

      INCENTIVE STOCK OPTIONS. No income will be recognized by an optionee for Federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to an optionee pursuant to the exercise of an incentive stock option is the price paid for the shares. If the optionee holds the shares for at least one year after transfer of the shares to the optionee and two years after the grant of the option, the optionee will recognize capital gain or loss upon sale of the shares received upon the exercise equal to the difference between the amount realized on the sale and the exercise price. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the optionee upon such disposition will be a capital gain.

      The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the optionee for purposes of the alternative minimum tax.

      The Company is not entitled to a deduction upon the exercise of an incentive stock option by an optionee. If the optionee disposes of the shares received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may, subject to the deduction limitation described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

      If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of Common Stock are "statutory option stock", and, if so, whether such statutory option stock has been held by the optionee for the applicable holding period referred to in
Section 424(c)(3)(A) of the Code. In general, "statutory option stock" (as defined in Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an incentive stock option or of an option granted pursuant to an employee stock purchase plan. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of such stock in payment of the exercise price of an incentive stock option. If the stock is not statutory option stock, no income will be recognized by the optionee upon the transfer of the stock unless the stock is not substantially vested within the meaning of the regulations under Section 83 of the Code (in which event it appears that the optionee will recognize ordinary income upon the transfer equal to the amount by which the fair market value of the transferred shares exceeds their basis). If the stock used to pay the exercise price of an incentive stock option is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock will be a disqualifying disposition described in Section 421(b) of the Code which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering such stock was exercised over the option price of such stock. Under the present provisions of the Code, it is not clear whether all shares received upon the exercise of an incentive stock option with already owned shares will be statutory option stock or how the optionee's basis will be allocated among such shares.

      NONQUALIFIED STOCK OPTIONS. No income will be recognized by an optionee for Federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option (if the optionee acquires shares of Common Stock upon exercise), the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares. If such an optionee acquires deferred stock upon exercise of a nonqualified stock option, the optionee will recognize ordinary income on the date shares of Common Stock related to such deferred stock are received (or, if earlier, the date such shares are made available to the optionee) in an amount equal to the excess of the fair market value of the shares on such date over the option price of the shares. If a nonqualified stock option is transferred to a permitted transferee pursuant to the Equity Plan, the optionee (not the transferee) will recognize ordinary income upon exercise of the option (or later receipt of Common Stock related to an option exercisable for deferred stock) by the transferee, as if the option had not been transferred.

      Nonqualified stock options are designed to provide the Company with a deduction, subject to the deduction limitation described below, equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

      The basis of shares transferred to an optionee pursuant to exercise of a nonqualified stock option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonqualified stock option, the difference between the amount realized and the basis of the shares will constitute capital gain or loss to the optionee for Federal income tax purposes.

      If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a nonqualified stock option, the number of shares received pursuant to the option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon such exercise will be taxable to the optionee as ordinary income. If such already owned shares of Common Stock are not "statutory option stock" (which is defined in Section 424(c)(3)(B) of the Code to include any stock acquired through the exercise of an incentive stock option or an option granted pursuant to an employee stock purchase plan) or are statutory option stock with respect to which the applicable holding period referred to in
Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the option will not be statutory option stock and the optionee's basis in the number of shares received in exchange for the shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon such exercise will be equal to the fair market value of such shares. However, if such already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether such exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock or how the optionee's basis will be allocated among the shares received.

      STOCK APPRECIATION RIGHTS. A recipient of stock appreciation rights ("SARs") will not recognize income for Federal income tax purposes upon the grant of SARs. When SARs are exercised, the recipient will recognize ordinary income on the date of exercise in an amount equal to the cash (if any) and the fair market value of the shares transferred to him or her, without limitation, pursuant to SARs. The Company will be allowed a deduction, subject to the deduction limitation described below, equal to the amount of ordinary income recognized by the recipient due to the exercise of SARs at the time of such recognition by the recipient.

      The basis of any shares of Common Stock transferred to a recipient pursuant to the exercise of an SAR is equal to the amount the recipient is required to include in income as discussed above. If a recipient sells shares acquired upon exercise of SARs, the difference between the amount realized and the basis of such shares will constitute capital gain or loss to such recipient for Federal income tax purposes.

      RESTRICTED STOCK. If the restrictions placed upon an award of restricted stock under the Equity Plan are of a nature that such shares are both subject to a substantial risk of forfeiture and are not freely transferable within the meaning of Section 83 of the Code, the recipient of such award will not recognize income for Federal income tax purposes at the time of the award unless such recipient affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of such an election, the recipient will be required to include in income for Federal income tax purposes, in the year in which the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, the fair market value of the shares of restricted stock on such date plus the amount of any retained distributions related to such shares, less any amount paid therefor. The Company will be entitled to a deduction at such time, subject to the deduction limitation described below, in an amount equal to the amount the recipient is required to include in income with respect to the shares.

      If the restrictions imposed upon an award of restricted stock under the Equity Plan are not of a nature that such shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the recipient of such an award will recognize ordinary income for Federal income tax purposes at the time of the award in an amount equal to the fair market value of the shares of restricted stock on the date of the award, less any amount paid therefor. The Company will be entitled to a deduction at such time, subject to the deduction limitation described below, in an amount equal to the amount the recipient is required to include in income with respect to the shares.

      DEFERRED STOCK. Generally, an individual who receives an award of deferred stock under the Equity Plan will not recognize any income for Federal income tax purposes at the time of such award, and the Company will not be entitled to any deduction at that time.

      Upon the expiration of the deferral period (or, if applicable, the additional deferral period) in accordance with the Equity Plan, the recipient will recognize ordinary income on the date of receipt of shares of Common Stock (or, if earlier, the date such shares are made available to the recipient) in an amount equal to the fair market value of such shares on such date. The Company will be entitled to a deduction, subject to the deduction limitation described below, equal to the amount of ordinary income recognized by the recipient at the time of such recognition.

      The basis of shares of Common Stock transferred to a recipient of deferred stock in accordance with the Equity Plan will be equal to the ordinary income recognized by the recipient, as described above. If the recipient thereafter sells such shares of Common Stock, the difference between the amount realized and the basis of the shares will constitute capital gain or loss to the recipient for Federal income tax purposes.

      TAX WITHHOLDING. Income recognized by an employee of the Company with respect to an Award under the Equity Plan will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the employee to ensure that the amount of the tax required to be withheld is available for payment.

      LIMITATIONS ON THE COMPANY'S COMPENSATION DEDUCTION. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. There is no assurance that Awards made to employees under the Equity Plan will satisfy the performance-based compensation requirements and, accordingly, the Company may be limited by Section 162(m) of the Code in the amount of deductions it would otherwise be entitled to take (as described in the foregoing summary).

      Section 280G of the Code limits the deductibility of certain "parachute payments" to disqualified individuals by the Company. Generally, "parachute payments" consist of payments in the nature of compensation made in connection with a change in control of the Company. It is possible that any accelerated vesting of options that occurs upon a change in control of the Company could be a "parachute payment" subject to the deduction limitations of Section 280G of the Code. In addition, Section 4999 of the Code imposes a 20% nondeductible excise tax upon the disqualified individual receiving certain "parachute payments."

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

      The affirmative vote of the holders of at least a majority of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve the amendments to the Equity Plan. The

Board of Directors recommends that the Company's stockholders vote FOR the proposal to approve the amendments to the Equity Plan.


                         ITEM 3.  PROPOSAL TO AMEND THE
                     COMPANY'S CERTIFICATE OF INCORPORATION

      The Company is authorized to issue 50,000,0000 shares of the Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock"). As of June 1, 1998, there were 854,924 shares of Preferred Stock of the Company outstanding, all of which shares are 13 1/2% Senior PIK Preferred Stock (the "Senior PIK Preferred Stock") of the Company. On June 10, 1998, the Board of Directors adopted a proposed amendment to Article Fourth of the Company's Certificate of Incorporation increasing the authorized number of shares of Preferred Stock from 1,000,000 shares to 1,712,000 shares (the "Charter Amendment"), for submission to the shareholders at the Annual Meeting.

      The Company's Certificate of Incorporation authorizes the issuance of the Preferred Stock with such designations, rights and preferences as may be determined from time to time by the Board of Directors of the Company. 800,000 shares of the Senior PIK Preferred Stock were sold by the Company to NatWest Capital Markets Limited and Prudential Securities Incorporated (the "Initial Purchasers") pursuant to a Purchase Agreement dated October 23, 1997 between the Company and the Initial Purchasers. The Initial Purchasers subsequently resold such shares of Senior PIK Preferred Stock to qualified institutional buyers pursuant to Rule 144A under the Securities Act or institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) or outside the United States in compliance with Regulation S under the Securities Act. Pursuant to a registration rights agreement entered into by the Company and the Initial Purchasers, prior to the Annual Meeting, the Company on April 22, 1998 consummated an exchange offer whereby the then-outstanding shares of Senior PIK Preferred Stock were exchanged for a like amount of Senior PIK Preferred Stock registered under the Securities Act. The material terms and condition of the Senior PIK Preferred Stock are described below.

      Liquidation Preference. The liquidation preference of the Senior PIK Preferred Stock is $25.00 per share, plus accumulated and unpaid dividends.

      Optional Redemption. At any time and from time to time on or prior to November 1, 2000, the Company may, subject to certain requirements, redeem up to 35% of the Senior PIK Preferred Stock with cash proceeds from one or more equity offerings at a redemption price equal to 113.50% of the liquidation preference thereof, plus accumulated and unpaid dividends to the date of redemption. After November 1, 2000 and prior to November 1, 2002, the Senior PIK Preferred Stock is not redeemable. On or after November 1, 2002, the Company may redeem the Senior PIK Preferred Stock, in whole or in part, at any time at the redemption prices set forth herein, together with all accumulated and unpaid dividends to the date of redemption.

      Mandatory Redemption. The Company is required, subject to certain conditions, to redeem all of the Senior PIK Preferred Stock outstanding on November 1, 2007 at a redemption price equal to 100% of the liquidation preference thereof, plus accumulated and unpaid dividends to the date of redemption.

      Dividends. The Senior PIK Preferred Stock is entitled to dividends at a rate equal to 13 1/2% per annum of the liquidation preference per share, payable quarterly beginning February 1, 1998. The Company, at its option, may pay dividends on any dividend payment date occurring on or before November 1, 2002 either in cash or by the issuance of additional Senior PIK Preferred Stock with a liquidation preference equal to the amount of such dividends; thereafter, dividends will be paid in cash. The indenture governing the Company's 12% Senior Notes due 2004 (the "Indenture") limits the amount of cash dividends that may be paid on the preferred stock of the Company, including the Senior PIK Preferred Stock.

      Dividend Payment Dates. Dividends are payable on February 1, May 1, August 1 and November 1 of each year.

      Voting. The Senior PIK Preferred Stock is non-voting, except as otherwise required by law and except in certain circumstances, including (i) amending certain rights of the holders of the Senior PIK Preferred Stock and
(ii) the issuance of any class of equity securities that ranks on a parity with or senior to the Senior PIK Preferred Stock. In addition, if the Company (i) after November 1, 2002 fails to pay cash dividends in any dividend period, (ii) fails to make a mandatory redemption or an offer to purchase upon a change of control, or (iii) fails to comply with certain covenants or make certain payments on its indebtedness, holders of a majority of the shares of the Senior PIK Preferred Stock, voting as a class, will be entitled to elect two directors to the Company's board of directors.

      Ranking. The Senior PIK Preferred Stock, with respect to dividend rights and rights on liquidation, winding-up and dissolution of the Company, ranks senior to all classes of common stock and to all other classes of preferred stock of the Company subject to certain exceptions.

      Change of Control. Upon the occurrence of a change of control, the Company will be required to make an offer to repurchase the Senior PIK Preferred Stock at a price equal to 101% of the liquidation preference thereof, plus accumulated and unpaid dividends to the date of repurchase.

      Restrictive Covenants. The Certificate of Designation governing the Senior PIK Stock (the "Certificate of Designation") contains certain restrictive provisions that, among other things, limit (i) the incurrence of additional indebtedness by the Company and its subsidiaries, (ii) the issuance of preferred stock of the Company's subsidiaries, (iii) payment of dividends on, and redemption of, capital stock of the Company and the redemption of certain subordinated obligations of the Company, (iv) investments, including investments over a certain amount in Interactive Channel by the Company or any restricted subsidiary, (v) transactions with affiliates and (vi) consolidations, mergers and transfers of all or substantially all of the assets of the Company.

REASONS FOR AND GENERAL EFFECTS OF THE CHARTER AMENDMENT

      As described above, for all dividend dates through and including November 1, 2002, the Company may, at its option, pay dividends on the Senior PIK Preferred Stock in additional shares of Preferred Stock in lieu of paying cash dividends. However, the Company currently does not have a sufficient number of authorized shares of Preferred Stock to pay dividends on the Senior PIK Preferred Stock in additional shares of Preferred Stock on any quarterly dividend date after May 1, 1999, and the Indenture limits the amount of cash dividends that may be paid on shares of Preferred Stock of the Company. If the shareholders do not approve the Charter Amendment and the Company is unable to pay cash dividends, the holders of Senior PIK Preferred Stock would be entitled to certain rights, including the right to elect two directors and an additional 2% dividend, for so long as dividends remain unpaid.

      If the Charter Amendment is approved, all or any part of the authorized but unissued shares of Preferred Stock may thereafter be issued without further approval from the shareholders, except as may be required by law or the policies of any stock exchange on which the shares of stock of the Company may be listed, for such purposes and on such terms as the Board may determine. However, the Certificate of Designation requires certain consent from the holders of Senior PIK Preferred Stock in order to authorize additional shares of certain Preferred Stock. The additional shares of Preferred Stock for which authorization is sought would be designated as Senior PIK Preferred Stock so that there is a sufficient number of authorized shares of Senior PIK Preferred Stock to pay dividends on the Senior PIK Preferred Stock in additional shares of Preferred Stock.

      If the Charter Amendment is adopted, the first sentence of Article Fourth of the Company's Certificate of Incorporation will be amended to read as follows:

      "The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 51,712,000 of which 50,000,000 shares shall be Common Stock of the par value of $0.001 per share and 1,712,000 shares shall be Preferred Stock of the par value of $0.001 per share."

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

      The affirmative vote of the holders of at least a majority of the Common Stock entitled to vote on this proposal is required to approve the Charter Amendment. If approved by the shareholders, such increases in the number of authorized shares will become effective upon the filing with the Secretary of State of the State of Delaware of an amendment to the Company's Certificate of Incorporation setting forth such increases. The Board of Directors recommends that the Company's stockholders vote FOR the proposal to approve the Charter Amendment.

                              INDEPENDENT AUDITORS

      Based on the recommendation of the Audit Committee of the Board of Directors of the Company, Ernst & Young LLP, which has served as the Company's independent public accountants since 1989, has been appointed by the Board of Directors to audit the financial statements of the Company for the year ending December 31, 1998. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its directors, officers and more than ten percent beneficial owners were in compliance.

                             STOCKHOLDER PROPOSALS

      It is contemplated that the 1999 annual meeting of stockholders of the Company will take place during the third week of May 1999. Stockholder proposals for inclusion in the Company's proxy materials for the 1998 annual meeting of stockholders must be received by the Company at its offices in Dallas, Texas, addressed to the Secretary of the Company, not less than 120 days in advance of the date (month and day only) the Proxy Statement is first distributed to stockholders; provided that if the 1999 annual meeting of stockholders is changed by more than 30 days from the presently contemplated date, proposals must be so received a reasonable time in advance of the meeting.

      The Board of Directors does not intend to present any other matters at the Annual Meeting and knows of no other matters that will be presented; however, if any other matter properly comes before the Annual Meeting, the persons named in the enclosed proxy intend to vote thereon according to their best judgment.


                                 OTHER MATTERS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company. Arrangements have been made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of soliciting materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, Chase Mellon Shareholder Services, L.L.C. ("Chase Mellon") has been retained by the Company to aid in the solicitation of proxies. Chase Mellon will solicit proxies by mail, telephone, telegraph and personal interview and may request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners of shares of Common Stock held of record by such persons. For these services, Chase Mellon will be paid fees not to exceed $7,500 and would be reimbursed for its expenses.

      All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

      The Company has provided without charge to each person whose proxy is solicited hereby a copy of its 1997 Annual Report, which includes the Company's Annual Report on Form 10-K, including the financial statements and schedules thereto, for the fiscal year ended December 31, 1997 filed with the Securities and Exchange Commission. Additional copies of the Annual Report and a copy of the exhibits to such report will be furnished without charge to any stockholder upon written request to W. Scott Bedford, Chief Financial Officer and Treasurer, 5400 LBJ Freeway, Suite 680, Dallas, TX 75240.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The following documents and information heretofore filed with the SEC by the Company are hereby incorporated by reference into this proxy statement:

      1. The consolidated financial statements of the Company and the notes thereto, together with the Report of Independent Auditors, included in the Company's Annual Report on 10-K for the year ended December 31, 1997.



BY ORDER OF THE BOARD OF DIRECTORS


Maryann Walsh, Secretary


      IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                                                                       EXHIBIT A

                               SOURCE MEDIA, INC.

                          1995 PERFORMANCE EQUITY PLAN
                            AS AMENDED AND RESTATED



SECTION 1.   PURPOSE; DEFINITIONS.

       1.1 Purpose. The purpose of the Source Media, Inc. ("Company") 1995 Performance Equity Plan, as amended and restated ("Plan"), is to enable the Company to offer to the key employees, officers, directors and consultants of the Company and its Subsidiaries whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company and its Subsidiaries, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

       1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

             "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

             "Award" means an award of Stock under the Plan.

             "Board" means the Board of Directors of the Company.

             "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

             "Committee" means the Compensation Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

             "Common Stock" means the Common Stock of the Company, par value $.001 per share.

             "Company" means Source Media, Inc., a Delaware corporation

             "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9 below, at the end of a specified deferral period.

             "Disability" means incapacity by illness or other disability from performing usual employment obligations for a period in excess of 240 days (whether or not consecutive) or 120 days consecutively, as the case may be, during any twelve month period.

             "Effective Date" means the date set forth in Section 12.

             "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau,

       Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

             "Holder" means a person who has received an award under the Plan.

             "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

             "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

             "Other Stock-Based Award" means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

             "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

             "Plan" means the Source Media, Inc. 1995 Performance Equity Plan, as amended and restated and as hereinafter amended from time to time.

             "Restricted Stock" means Stock, received under an award made pursuant to Section 8 below, that is subject to restrictions under said
       Section 8.

             "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time.

             "SAR Value" means the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in a related Stock Option in the case of a Stock Appreciation Right granted in tandem with a Stock Option and the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis, in each case multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

             "Stock" means the Common Stock of the Company, par value $.001 per share.

             "Stock Appreciation Right" means the right, pursuant to an award granted under Section 7 hereof, to recover an amount equal to the SAR Value.

             "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

             "Stock Reload Option" means any option granted under Section 6.3 as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

             "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

             "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with all or part of any Stock Option granted under the Plan.

SECTION 2.   ADMINISTRATION.

       2.1 Committee Membership. The Plan shall be administered by a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. It is the intent of the Board that the Plan qualify under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act"). To that end, unless otherwise determined by the Board, each Committee member shall be a "disinterested person" (i.e., a director who has not, during the one year prior to service as an administrator of the Plan, or during such service, received a grant or award of equity securities of the Company pursuant to the Plan or any other plan of the Company or any of its affiliates). The membership of the Committee shall at all times be comprised of persons so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act or with the requirements of any other applicable law, rule or regulation.

       2.2 Powers of Committee. The Committee shall have full authority, subject to Section 4 hereof, to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

             (a) to select the key employees, officers, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder;

             (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

             (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

             (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

             (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

             (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

             (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

       2.3   Interpretation of Plan.

             (a) Committee Authority. Subject to Sections 4.2 (b) and 11 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders. Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

             (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Tandem Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

SECTION 3.   STOCK SUBJECT TO PLAN


       3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be one million nine hundred seventy-five thousand (1,975,000) shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.


       3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.   ELIGIBILITY.

       4.1 General. Awards may be made or granted to key employees, officers, directors and consultants of the Company or any of its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or any of its Subsidiaries. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

       4.2   Awards and Grants.

             (a) The granting of Stock Options and Awards under the Plan shall be determined by a Committee of two or more directors of the Company, of which all members shall be disinterested persons, as described in
       Section 2.1 hereof. No grants or awards will be made to any person whose eligibility under the Plan would adversely affect the compliance of the Plan with the requirements of Rule 16b-3.

             (b) This Section 4.2 shall not be amended more than once every six months, other than to comport with any changes in the Code or the Employment Retirement Income Security Act, or the rules and regulations promulgated thereunder.

SECTION 5.   GENERAL TERMS AND CONDITIONS.

       5.1 General. With respect to the award or grant of any (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards, the following terms and conditions shall apply:



             (a)  Transferability:

                  (i) Incentive Stock Options: Any Stock Option issued pursuant to and intended to be an Incentive Stock Option under the Plan shall not be transferable by the Holder other than by will or the laws of descent and distribution.

                  (ii) Non-Qualified Stock Options: Any Stock Option issued
             pursuant to the Plan which is not intended to qualify as an Incentive Stock Option, shall not be transferable by the Holder other than by will or the laws of descent and distribution; provided, however, should Rule 16b-3 so permit, such Stock Option may also be transferred, for no consideration, by the Holder to the following transferees ("Transferee"):

                       (A) a member of the Holder's immediate family. For purposes of this section, "immediate family" shall include only brothers and sisters (whether by the whole or half blood) spouse, parents, and natural or adopted siblings,

                       (B) a trust for the benefit of members of the Holder's
                  immediate family, or

                       (C) a partnership whose only partners are members of
                  the Holder's immediate family,

             if the Transferee shall agree to be subject to the same restrictions and conditions as relate to the Holder pursuant to the Plan.


             (b) Change in Control. In the event of a Change in Control (as defined below), all options to the extent not then currently exercisable shall become immediately exercisable in full.


       As used in this Plan, a "Change in Control" shall be deemed to occur (i) when the Company acquires actual knowledge that any person, as such term is used in the Exchange Act, including Section 14(d)(2) thereof, (other than (a) any employee benefit plan established or maintained by the Company or any of its Subsidiaries, and (b) any person who is deemed to be the beneficial owner of any securities of the Company to which any person in clause (a) above is and remains a beneficial owner, including, without limitation, any person that is a member of a group (as defined in said Section 14(d)(2) of the Exchange Act) in which any person defined in clause (a) above is also a member) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (ii) upon the first purchase of the Company's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or an employee benefit plan established or maintained by the Company or any of its subsidiaries), (iii) upon the approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then outstanding shares of Common Stock), (B) a sale or disposition of all or substantially all of the Company's assets or (C) a plan of liquidation or dissolution of the Company, or
(iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

SECTION 6.   STOCK OPTIONS.

       6.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option may only be granted within the ten year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.

       6.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

             (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110%, in the case of a 10% Stockholder).

             (b) Option Term. Subject to the limitations in Section 6.1, the term of each Stock Option shall be fixed by the Committee.

             (c) Exercisability. Subject to Section 5.1 (a) hereinabove, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

             (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Non-Qualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

             (e) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

             (f) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

             (g) Other Termination. Subject to the provisions of Section 13.3 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to retirement from active employment with the Company or any Subsidiary on or after age 65, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

             (h) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

             (i) Buyout and Settlement Provisions. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

             (j) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

       6.3. Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Qualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Stock Reload Option is related.

SECTION 7.   STOCK APPRECIATION RIGHTS.

       7.1. Grant and Exercise. Stock Appreciation Rights may be granted in tandem with (i.e., Tandem Stock Appreciation Right) or in conjunction with all or part of any Stock Option granted under the Plan or may be granted on a free-standing basis. In the case of a Non-Qualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

       7.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

             (a) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 hereof and this Section 7 and may be subject to the Code with respect to related Incentive Stock Options and such additional limitations on exercisability as shall be determined by the Committee and set forth in the Agreement. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.

             (b) Termination. A Tandem Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Tandem Stock Appreciation Right.

             (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Holder by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form determined pursuant to Section 7.2(d) below. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

             (d) Receipt of SAR Value. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal to the SAR Value with the Committee having the right to determine the form of payment.

             (e) Shares Affected Upon Plan. Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 hereof on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

SECTION 8.   RESTRICTED STOCK.

       8.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

       8.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

             (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

             (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

             (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions
       (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

SECTION 9.   DEFERRED STOCK.

       9.1. Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all the other terms and conditions of the awards.

       9.2. Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

             (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2(c) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

             (b) Vesting; Forfeiture. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

             (c) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

SECTION 10.  OTHER STOCK-BASED AWARDS.

      10.1. Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

      10.2. Eligibility For Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

      10.3. Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

SECTION 11.  AMENDMENT AND TERMINATION.

      The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

SECTION 12.  TERM OF PLAN.


      12.1 Effective Date. The Plan, as amended and restated, shall be effective as of June 10, 1998 ("Effective Date"), subject to the approval of the Plan by the stockholders of the Company within one year after the Effective Date. Any awards granted under the Plan after the Effective Date and prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.


      12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding.
Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

SECTION 13.  GENERAL PROVISIONS.

      13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to, the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 60 days after the Agreement has been delivered to the Holder for his or her execution.

      13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation and the Company shall not be required to segregate any assets in respect of the Plan. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

      13.3   Employees.

             (a) Engaging in Competition With the Company. In the event an employee Holder terminates his employment with the Company or a Subsidiary for any reason whatsoever, and within eighteen (18) months after the date thereof accepts employment with any competitor of, or otherwise engages in competition with, the Company or any Subsidiary, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company or a Subsidiary.

             (b) Termination for Cause. The Committee may, in the event a Holder is terminated by the Company or a Subsidiary for cause, annul any award granted under this Plan to such Holder and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company or a Subsidiary.

             (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees or agents at any time.

      13.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof, or to take any other action which may be required in order to comply with any applicable state securities laws or regulations.

      13.5   Indemnification.   No member of the Board or the Committee, nor
any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      13.6 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

      13.7 Withholding Taxes. Not later than the date as of which an amount first becomes includible in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

      13.8 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Texas (without regard to choice of law provisions).

      13.9 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

      13.10  Compliance with Rule 16b-3.   With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      13.11 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

      13.12 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and
(ii) the rules and regulations of any securities exchange on which the Stock may be listed.

      13.13 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options) Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

      13.14 Non-Registered Stock. The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended ("1933 Act"), or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                               SOURCE MEDIA, INC.
                                5400 LBJ FREEWAY
                                   SUITE 680
                              DALLAS, TEXAS 75240
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints TIMOTHY P. PETERS and MARYANN WALSH, and each of them, as the undersigned's attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of SOURCE MEDIA, INC. (the "Company") held of record by the undersigned on June 15, 1998, at the annual meeting of stockholders to be held on July 28, 1998 or any adjournment thereof.


                  (Continued and to be signed on reverse side)

                          Please mark your votes as indicated in this example  X

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed to the right (except as marked to the contrary)
   [ ] WITHHOLD AUTHORITY to vote for all nominees listed to the right

   Timothy P. Peters  Michael J. Marocco   Robert H. Alter    Barry Rubenstein
   John R. Reed       James L. Greenwald   Robert J. Cresci   Michael S. Willner

2. PROPOSAL TO AMEND THE COMPANY'S 1995 PERFORMANCE EQUITY PLAN:

               FOR [ ]             AGAINST [ ]               ABSTAIN [ ]

3. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 SHARES TO 1,712,000 SHARES.

               FOR [ ]             AGAINST [ ]               ABSTAIN [ ]

4. The above-named attorney and proxy (or his substitute) is authorized to vote in his discretion upon such other business as may properly come before the meeting or any adjournment thereof.


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR management's nominees for election as directors and FOR each of the other proposals set forth above.

  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       Date:                              , 1998
                                             -----------------------------





                                       -----------------------------------------
                                                      Signature



                                       -----------------------------------------
                                              Signature if held jointly

                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, executor, administrator,
                                       trustee or guardian, please give full
                                       title as such. If a corporation, please
                                       sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors Source Media, Inc.

    We have audited the accompanying consolidated balance sheets of Source Media, Inc. (the Company) as of December 31, 1996 and 1997, and the related consolidated statements of operations, stockholders' equity (capital deficiency), and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Source Media, Inc., at December 31, 1996 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                       /s/ ERNST & YOUNG LLP

Dallas, Texas
February 13, 1998